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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 24, 1999



                                  NS&L Bancorp, Inc.
                         ----------------------------------
                 (Exact name of registrant as specified in charter)



        Missouri                        0-25814                  43-1709446
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)              Number)                 Identification No.)



111 East Main Street, Neosho, Missouri                              64850
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (417) 451-0429
                                                     --------------



                                   Not Applicable
                                   --------------
            (Former name or former address, if changed since last report)



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Item 5.     Other Events
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      On March 25, 1999,  the  Registrant  announced that its Board of Directors had declared a 20% stock dividend to stockholders of record on April 15, 1999. The additional shares will be issued on April 30, 1999. Reference is made to the Registrant's press release dated March 25, 1999, which is attached hereto as
Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

      Exhibit 99  Registrant's Press release dated March 25, 1999



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    NS&L BANCORP, INC.




Date: March 25, 1999                By: /s/ C.R. Butler
                                        ---------------
                                        C.R. Butler
                                        President and Chief
                                          Executive Officer